EXHIBIT 32.1

Certification Pursuant to 18 U.S.C Section 1350

as adopted pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of AngelCiti Entertainment, Inc. (the ACompany@) on Form 10-KSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the AReport@), I, George Gutierrez, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2008

/s/ George Gutierrez
George Gutierrez, Chief Executive Officer and Chief Financial Officer